CSFB04-1G8BBG 30 year 5.5’s User ID: bchin			Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT	Date:	02/25/2004 16:37:12			CMO Desk

Settlement Date: 2/27/2004 WHOLE 30 year WAC: 6.79			WAM: 266.00 Pricing Speed: 100 PPC

Deal: CSFB04-1G8BBG	Bond Name: 8A1

Months	PPC	PPC	PPC	PPC	PPC
480	0	50	100	150	200

Date	8A1	8A1	8A1	8A1	8A1
2/27/2004	100.00	100.00	100.00	100.00	100.00
2/25/2005	97.99	90.57	83.13	75.66	68.18
2/25/2006	95.84	80.92	67.16	54.54	43.07
2/25/2007	93.54	72.11	53.95	38.79	26.37
2/25/2008	91.08	64.05	43.04	27.08	15.30
2/25/2009	88.44	56.70	34.06	18.42	8.00
2/25/2010	85.62	50.15	27.01	12.52	3.92
2/25/2011	82.60	44.23	21.35	8.41	1.60
2/25/2012	79.38	38.93	16.91	5.71	0.53
2/25/2013	75.92	34.18	13.45	3.98	0.16
2/25/2014	72.22	29.91	10.75	2.88	0.10
2/25/2015	68.27	26.01	8.54	2.07	0.06
2/25/2016	64.04	22.45	6.73	1.47	0.04
2/25/2017	59.51	19.19	5.25	1.04	0.03
2/25/2018	54.66	16.22	4.05	0.73	0.02
9/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	11.65	6.99	4.48	3.06	2.19
This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by
CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB04-1G8BBG 30 year 5.5’s User ID: bchin			Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT	Date:	02/25/2004 16:37:12			CMO Desk

Settlement Date: 2/27/2004 WHOLE 30 year WAC: 6.79			WAM: 266.00 Pricing Speed: 100 PPC

Deal: CSFB04-1G8BBG	Bond Name: 8B1

Months	PPC	PPC	PPC	PPC	PPC
480	0	50	100	150	200

Date	8B1	8B1	8B1	8B1	8B1
2/27/2004	100.00	100.00	100.00	100.00	100.00
2/25/2005	97.99	97.99	97.99	97.99	97.99
2/25/2006	95.84	95.84	95.84	95.84	95.84
2/25/2007	93.54	93.54	93.54	93.54	93.54
2/25/2008	91.08	91.08	91.08	91.08	91.08
2/25/2009	88.44	88.44	88.44	88.44	88.44
2/25/2010	85.62	83.51	81.28	78.91	76.37
2/25/2011	82.60	77.93	73.16	68.26	63.24
2/25/2012	79.38	71.24	63.33	55.68	48.28
2/25/2013	75.92	63.74	52.70	42.78	33.96
2/25/2014	72.22	55.79	42.11	30.93	21.97
2/25/2015	68.27	48.51	33.44	22.22	14.12
2/25/2016	64.04	41.87	26.35	15.84	9.01
2/25/2017	59.51	35.79	20.57	11.19	5.69
2/25/2018	54.66	30.25	15.87	7.81	3.55
9/25/2018	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	11.65	10.29	9.29	8.53	7.95
This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by
CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.